UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2015

Core Resource Management, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55010	46-2029981
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3131 E. Camelback, Suite 211 Phoenix, AZ	85016
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (602) 314-3231

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As disclosed on its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2014 (“the Closing Date 8-K”), Core Resource Management, Inc. (the “Company”) completed its previously announced acquisition of Nitro Petroleum, Inc. (“Nitro”), through the reverse triangular merger (the “Acquisition”) of Core Resource Management Holding Co., a Nevada corporation and wholly-owned subsidiary of the Company (“Merger Sub”), with and into Nitro, with Nitro surviving the merger and becoming a wholly owned subsidiary of the Company. The Acquisition was effected pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 28, 2014, by and among the Company, Merger Subsidiary and Nitro.

At the effective time of the Acquisition (the “Effective Time”), each share of Nitro common stock issued and outstanding immediately prior to the Effective Time (other than shares pursuant to which dissenters’ rights have been properly exercised) will be canceled and converted automatically into the right to receive, in accordance with the terms of the Merger Agreement.

The Company is obligated to file the financial statements and the pro forma financial information as required by parts (a) and (b) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Report was required to be filed. This Form 8-K/A is filed to amend the Report to include the required financial statements and pro forma financial information.  Filed as Exhibit 9.1, hereto are certain historical financial statements of Nitro Petroleum, together with notes and Management Discussion and Analysis of Financial Conditions, required by Item 9.01(a) of Form 8-K

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Nitro Petroleum, Inc. as of and for the years ended January 31, 2014 and 2013, the notes related thereto, together with Management’s Discussion and Analysis of Financial Condition are filed with the Annual Report Form 10-K with the Security and Exchange Commission, and are hereby incorporated by reference into this Current Report on Form 8-K/A.

The unaudited balance sheet as of October 31, 2014 and the unaudited statements of income and cash flows for the nine months ended October 31, 2014 and 2013 of Nitro and notes related thereto are filed with the Quarterly Report Form 10-Q with the Security and Exchange Commission, and are hereby incorporated by reference into this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated combined balance sheet as of September 30, 2014 and the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2014 and the year ended December 31, 2013 of Nitro and notes related thereto are filed as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

99.1
The unaudited pro forma condensed combined balance sheet as of September 30, 2014 and the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2014 and the year ended December 31, 2013 of Nitro Petroleum, Inc. and notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Resource Management, Inc.

Date: February 11, 2015	By:		/s/ James Clark
		Name:	James Clark
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1
The unaudited pro forma condensed combined balance sheet as of September 30, 2014 and the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2014 and the year ended December 31, 2013 of Nitro Petroleum, Inc. and notes related thereto.